The words "First Investors" in a box across the top of the page.

FIRST INVESTORS
SPECIAL BOND FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2000

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The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK"
under the First Investors logo.



Bond Market Overview
FIRST INVESTORS SPECIAL BOND FUND, INC.

Dear Investor:

We are pleased to present this Bond Market Overview for the semi-annual report for the First Investors Special Bond Fund, Inc. for the six-month period ended June 30, 2000.*

The Economy

The U.S. economy, now in its tenth year of expansion, continued its solid performance during the period, with the gross domestic product
(GDP) growing by 5.0% on an annualized basis. The unemployment rate fell to 4.0% in June, near a 30-year low. Consumer confidence remained high as personal income continued to grow. Durable goods orders (for airplanes, computers, etc.) and industrial production continued to rise.

The rate of inflation began to trend slightly higher, although remaining benign by historical standards. The consumer price index, a broad inflation gauge, increased 3.7% during the 12 months ending June 2000, but only 2.4% excluding the volatile food and energy components. The primary inflation story was the approximately 45% increase in the price of oil during the first six months of the year. In the labor market, the inflationary impact of rising wages was largely offset by the continued improvement in productivity that has characterized much of the current economic expansion.

Against this backdrop, the Federal Reserve ("the Fed") continued to tighten monetary policy based upon its concerns about the pace of economic growth (fourth quarter 1999 and first quarter 2000 growth exceeded 6.5%) and the tight labor market. In all, the Fed raised short-term interest rates three times during the review period, accounting for a total of 100 basis points (1%).

The Bond Market

The economy's continued good health and the Fed's attempts to cool the economy produced mixed results for the bond market during the first half of the year. Short-term interest rates rose, with two-year Treasury note yields increasing from 6.21% at year-end to 6.36% on June 30. The increase in rates was primarily attributable to the Fed's ongoing tightening of the money supply. Conversely, long-term interest rates fell slightly after reaching their highest level since 1997 in January. The ten-year Treasury note yield dropped from 6.44% at year-end 1999 to 6.03% as of June 30. This rate decline occurred despite the solid economy and the Fed's actions largely because of the U.S. budget surplus. Driven by the strong economy of recent years, tax collections have increased, producing a budget surplus estimated at $211 billion for 2000 and $1.3 trillion over the next ten years. The Federal government's good fortune has helped shrink the supply of U.S. Treasury debt. Issuance of new Treasury securities has slowed and the Treasury has begun buying back debt in the open market. If the economy continues to steam ahead, some optimistic analysts have predicted that all public debt (U.S. Treasury and municipal bonds) could be eliminated by 2012.



The decrease in Treasury debt helped trigger an unusual occurrence in the bond market. Normally, interest rates on bonds with longer maturities are higher than interest rates on bonds with shorter maturities due to the former's greater interest rate risk. However, in recent months, the interest rates on longer maturity Treasury bonds have fallen below those of shorter maturities, causing the yield curve to invert. While the Fed has raised short-term rates, long-term Treasury rates have fallen due to the scarcity of high-quality bonds. However, the decline in long-term interest rates has been limited to public debt. In the private debt markets (corporate bonds, mortgage-backed bonds, etc.), long-term yields have remained high, reflecting the strong economy and inflation concerns.

Among the different sectors of the bond market, Treasury securities (particularly long-term debt) provided the highest returns during the first six months. The municipal bond sector was the second best performing sector, with new issuance down 22% versus the same period of 1999, as the strong economy helped decrease the need for municipalities to issue debt. In the mortgage-backed bond sector, investors also benefited from a decline in issuance as well as an excellent prepayment environment, as refinancings declined but home sales remained high. In the investment grade corporate bond sector, the active Fed, "event risk" (mergers and other actions taken by companies to improve their stock price), the inverted yield curve, and heavy supply (June was the heaviest month in the history of corporate bond issuance) converged to produce disappointing results. However, higher-rated issues fared better than lower-rated credits. The high yield bond segment posted the weakest returns in the bond market, due to the factors which adversely affected the investment grade corporate bond market plus rising default rates and lack of investor demand due to better returns in other asset classes.

Looking Ahead

Going forward, the Fed may raise interest rates once or twice more in an effort to slow the economy's momentum. The Fed took no action at its meeting at the end of June, but maintained a bias to raise rates. For the equity market, we remain optimistic that solid economic fundamentals and healthy corporate profits may produce positive returns for the second half of 2000. In the bond market, it appears that long-term rates most likely peaked in January. Rates may move somewhat higher from current levels until the Fed concludes its rate increases. The conclusion of Fed tightening, coupled with a slowing economy, could create a catalyst for a bond market rally by the end of the year.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.** First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market portfolios. Third, we encourage our shareholders to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.



Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
First Investors Management Company, Inc.

July 31, 2000

 * The Fund is only available through the purchase of variable annuity contracts issued by First Investors Life Insurance Company. The semi-annual report does not reflect the additional expenses and charges that are applicable to variable annuity contracts.

** There are a variety of risks associated with investing in all variable annuity subaccounts. For the bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your subaccounts.


Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
JUNE 30, 2000
--------------------------------------------------------------------------------------------------------
                                                                                                  Amount
                                                                                                Invested
                                                                                                For Each
Principal                                                                                     $10,000 of
   Amount    Security                                                            Value        Net Assets
--------------------------------------------------------------------------------------------------------
            CORPORATE BONDS--89.8%
            Aerospace/Defense--1.7%
$   500M    L-3 Communications Corp., 8%, 2008                            $    446,250         $     168
--------------------------------------------------------------------------------------------------------
            Automotive--5.3%
    700M    Cambridge Industries, Inc., 10 1/4%, 2007**                        211,750                80
    500M    Collins & Aikman Products Co., 11 1/2%, 2006                       480,000               180
    600M    Exide Corp., 10%, 2005                                             531,000               200
    500M    Special Devices, Inc., 11 3/8%, 2008                               177,500                67
--------------------------------------------------------------------------------------------------------
                                                                             1,400,250               527
--------------------------------------------------------------------------------------------------------
            Chemicals--7.5%
    800M    Huntsman Polymers Corp., 11 3/4%, 2004                             816,000               307
    325M    Hydrochem Industrial Services, 10 3/8%, 2007                       248,625                94
    300M    Lyondell Chemical Co., 9 5/8%, 2007                                297,375               112
    500M    Polymer Group, Inc., 9%, 2007                                      427,500               161
    200M    Tekni-Plex, Inc., 12 3/4%, 2010+                                   200,500                75
--------------------------------------------------------------------------------------------------------
                                                                             1,990,000               749
--------------------------------------------------------------------------------------------------------
            Consumer Products--6.8%
    700M    AKI Inc., 10 1/2%, 2008                                            560,000               211
    500M    Chattem, Inc.,  8 7/8%, 2008                                       402,500               151
    555M    Hines Horticulture, Inc., 11 3/4%, 2005                            557,775               210
    350M    Mail-Well I Corp., 8 3/4%, 2008                                    299,250               113
--------------------------------------------------------------------------------------------------------
                                                                             1,819,525               685
--------------------------------------------------------------------------------------------------------
            Containers/Packaging--1.9%
    500M    U.S. Can Corp., 10 1/8%, 2006                                      507,500               191
--------------------------------------------------------------------------------------------------------
            Durable Goods Manufacturing--2.0%
    600M    Columbus McKinnon Corp., 8 1/2%, 2008                              531,000               200
--------------------------------------------------------------------------------------------------------
            Entertainment/Leisure--1.9%
    460M    Carmike Cinemas, Inc., 9 3/8%, 2009                                257,600                97
    300M    Loews Cineplex Entertainment Corp., 8 7/8%, 2008                   142,500                54
    180M    Outboard Marine Corp., 10 3/4%, 2008                                92,700                35
--------------------------------------------------------------------------------------------------------
                                                                               492,800               186
--------------------------------------------------------------------------------------------------------
            Food/Beverage/Tobacco--1.7%
    500M    Canandaigua Brands, Inc., 8 1/2%, 2009                             457,500               172
--------------------------------------------------------------------------------------------------------
            Gaming/Lodging--4.8%
    550M    Hollywood Park, Inc., 9 1/4%, 2007                                 550,000               207
    450M    Isle of Capri Casinos, 8 3/4%, 2009                                418,500               158
    300M    Park Place Entertainment Corp., 9 3/8%, 2007                       301,500               113
--------------------------------------------------------------------------------------------------------
                                                                             1,270,000               478
--------------------------------------------------------------------------------------------------------
            Healthcare--5.2%
    300M    CONMED Corp., 9%, 2008                                             274,125               103
    400M    Fisher Scientific International, Inc., 9%, 2008                    367,000               138
    300M    Integrated Health Services, Inc., 9 1/2%, 2007**                    10,125                 4
    350M    Leiner Health Products, Inc., 9 5/8%, 2007                         253,750                96
    500M    Tenet Healthcare Corp., 8 5/8%, 2007                               477,500               180
--------------------------------------------------------------------------------------------------------
                                                                             1,382,500               521
--------------------------------------------------------------------------------------------------------
            Information Technology/Office Equipment--1.9%
    300M    Exodus Communications, Inc., 10 3/4%, 2009                         290,250               109
     80M    Exodus Communications, Inc., 11 5/8%, 2010+                         80,600                30
    200M    Rhythms NetConnections, Inc., 12 3/4%, 2009                        142,000                54
--------------------------------------------------------------------------------------------------------
                                                                               512,850               193
--------------------------------------------------------------------------------------------------------
            Media (Cable TV/Broadcasting)--9.8%
    500M    Charter Comunications Holdings LLC/Capital Corp., 10%, 2009        486,250               183
    500M    Mediacom LLC/Capital Corp., 8 1/2%, 2008                           465,000               175
    300M    NTL Communications Corp., 11 1/2%, 2008                            303,000               114
    550M    Rogers Communications, Inc., 9 1/8%, 2006                          541,750               204
    300M    Sinclair Broadcast Group, Inc., 10%, 2005                          285,750               108
    500M    Star Choice Communications, Inc., 13%, 2005                        515,625               194
--------------------------------------------------------------------------------------------------------
                                                                             2,597,375               978
--------------------------------------------------------------------------------------------------------
            Media (Other)--1.7%
    500M    Garden State Newspapers, Inc., 8 5/8%, 2011                        442,500               167
--------------------------------------------------------------------------------------------------------
            Mining/Metals--7.1%
    600M    Commonwealth Aluminum Corp., 10 3/4%, 2006                         579,000               218
    800M    CSN Iron, SA, 9 1/8%, 2007+                                        648,000               244
    700M    Euramax International PLC, 11 1/4%, 2006                           668,500               252
--------------------------------------------------------------------------------------------------------
                                                                             1,895,500               714
--------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.
JUNE 30, 2000
--------------------------------------------------------------------------------------------------------
Principal                                                                                         Amount
  Amount,                                                                                       Invested
  Shares,                                                                                       For Each
 Units or                                                                                     $10,000 of
 Warrants   Security                                                             Value        Net Assets
--------------------------------------------------------------------------------------------------------
            Miscellaneous-5.8%
$   500M    Iron Mountain, Inc., 10 1/8%, 2006                             $   502,500          $    189
    500M    Kindercare Learning Centers, Inc., 9 1/2%, 2009                    462,500               174
    600M    Loomis Fargo & Co., 10%, 2004                                      576,000               217
--------------------------------------------------------------------------------------------------------
                                                                             1,541,000               580
--------------------------------------------------------------------------------------------------------
            Paper/Forest Products--5.0%
    500M    Container Corp., 11 1/4%, 2004                                     510,000               192
    500M    Packaging Corporation of America, 9 5/8%, 2009                     495,000               186
    350M    Riverwood International Corp., 10 1/4%, 2006                       336,437               127
--------------------------------------------------------------------------------------------------------
                                                                             1,341,437               505
--------------------------------------------------------------------------------------------------------
            Real Estate/Construction--1.2%
    600M    Cathay International, Ltd., 13%, 2008+                             315,000               119
--------------------------------------------------------------------------------------------------------
            Telecommunications--15.1%
    600M    ICG Services, Inc., 0%-10%, 2008                                   304,500               115
    500M    Level 3 Communications, Inc., 9 1/8%, 2008                         449,375               169
    500M    McCaw International, Ltd., 0%-13%, 2007                            385,000               145
    750M    Netia Holdings BV, 0%-11 1/4%, 2007                                502,500               189
    400M    NEXTLINK Communications, Inc., 9%, 2008                            364,000               137
    500M    Powertel, Inc., 0%-12%, 2006                                       472,500               178
    700M    Qwest Communications International, Inc., 0%-9.47%, 2007           575,750               217
    500M    RCN Corp., 0%-11%, 2008                                            277,500               105
    500M    Viatel, Inc., 0%-12 1/2%, 2008                                     226,250                85
    500M    World Access, Inc., 13 1/4%, 2008                                  450,000               169
--------------------------------------------------------------------------------------------------------
                                                                             4,007,375             1,509
--------------------------------------------------------------------------------------------------------
            Transportation--2.1%
    600M    Eletson Holdings, Inc., 9 1/4%,  2003                              561,000               211
--------------------------------------------------------------------------------------------------------
            Waste Management--1.3%
    400M    Allied Waste, Inc., 10%, 2009                                      338,000               127
--------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $27,627,657)                           23,849,362             8,980
--------------------------------------------------------------------------------------------------------
            COMMON STOCKS--1.5%
            Media (Cable TV/Broadcasting)--.5%
  3,779    *Echostar Communications Corp. - Class "A"                          125,120                47
--------------------------------------------------------------------------------------------------------
            Media (Other)--.7%
  1,500    *MediaNews Group, Inc.                                              187,500                71
--------------------------------------------------------------------------------------------------------
            Telecommunications--.3%
  2,037    *Viatel, Inc.                                                        58,182                22
  1,571    *World Access, Inc.                                                  17,379                 6
--------------------------------------------------------------------------------------------------------
                                                                                75,561                28
--------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $79,443)                                    388,181               146
--------------------------------------------------------------------------------------------------------
            PREFERRED STOCKS--.7%
            Durable Goods Manufacturing
    261     Day International Group, Inc., 12 1/4%, PIK (cost $251,514)        193,808                73
--------------------------------------------------------------------------------------------------------
            WARRANTS--.1%
            Media (Cable TV/Broadcasting)--.1%
 11,580    *Star Choice Communications, Inc. (expiring 12/15/05)+               30,398                11
--------------------------------------------------------------------------------------------------------
            Telecommunications--.0%
  1,100    *McCaw International, Ltd. (expiring 4/15/07)+                        2,750                 1
--------------------------------------------------------------------------------------------------------
Total Value of Warrants (cost $0)                                               33,148                12
--------------------------------------------------------------------------------------------------------
            UNITS--.5%
            Telecommunications
    250     GT Group Telecom, Inc. (cost $138,863)+,++                         138,750                52
--------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--3.9%
$ 1,000M    United States Treasury Notes, 7%, 2006 (cost $1,087,969)         1,036,250               391
--------------------------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--3.7%
    700M    CSW Credit Corp., 6.87%, 7/7/2000                                  749,141               282
    200M    General Electric Capital Corp., 6.81%, 7/7/2000                    224,745                85
--------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $973,886)                      973,886               367
--------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $30,159,332)                 100.2%        26,613,385            10,021
Excess of Liabilities Over Other Assets                        (0.2)           (56,043)              (21)
--------------------------------------------------------------------------------------------------------
Net Assets                                                    100.0%       $26,557,342           $10,000
========================================================================================================

 + See Note 5
++ Each unit consists of one GT Group Telecom, Inc., 0%-13 1/4% $1,000 Senior Note due 2010
   and one warrant to buy 4.9106 Class "B" shares.
 * Non-income producing
** Security is in default and currently not paying interest

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS SPECIAL BOND FUND, INC.
June 30, 2000

------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (identified cost $30,159,332) (Note 1A)                      $26,613,385
Cash                                                                                                 174,134
Interest receivable                                                                                  642,772
Other assets                                                                                           4,373
                                                                                                ------------
Total Assets                                                                                      27,434,664

Liabilities
Dividends payable                                                                 $755,013
Investment securities purchased                                                     80,000
Payable for capital stock redeemed                                                  16,427
Accrued advisory fee                                                                16,374
Accrued expenses                                                                     9,508
                                                                               -----------
Total Liabilities                                                                                    877,322
                                                                                                ------------
Net Assets                                                                                       $26,557,342
                                                                                                ============

Net Assets Consist of:
Capital paid in                                                                                  $31,043,353
Undistributed net investment income                                                                  282,563
Accumulated net realized loss on investment transactions                                          (1,222,627)
Net unrealized depreciation in value of investments                                               (3,545,947)
                                                                                                ------------
Total                                                                                            $26,557,342
                                                                                                ============

Net Asset Value, Offering Price and Redemption Price Per Share
($26,557,342 divided by 2,493,849 shares outstanding),
25,000,000 shares authorized, $1.00 par value (Note 2)                                                $10.65
                                                                                                      ======

See notes to financial statements




Statement of Operations
FIRST INVESTORS SPECIAL BOND FUND, INC.
Six Months Ended June 30, 2000

------------------------------------------------------------------------------------------------------------
Investment Income

Income:
  Interest                                                                      $1,501,151
  Dividends                                                                         11,892
                                                                               -----------
Total income                                                                                      $1,513,043

Expenses (Notes 1 and 4):
  Advisory fee                                                                     104,815
  Professional fees                                                                 14,165
  Custodian fees                                                                     3,021
  Other expenses                                                                     3,186
                                                                               -----------
Total expenses                                                                     125,187
Less - Custodian fees paid indirectly                                               (2,659)
                                                                               -----------
Net expenses                                                                                         122,528
                                                                                                ------------
Net investment income                                                                              1,390,515

Realized and Unrealized Gain (Loss) on Investments (Note 3):

Net realized loss on investments                                                   (44,228)
Net unrealized depreciation of investments                                      (1,686,325)
                                                                               -----------
Net loss on investments                                                                           (1,730,553)
                                                                                                ------------
Net Decrease in Net Assets Resulting from Operations                                               ($340,038)
                                                                                                ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS SPECIAL BOND FUND, INC.

---------------------------------------------------------------------------------------------------
                                                               Six Months Ended          Year Ended
                                                                  June 30, 2000   December 31, 1999
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                                $1,390,515        $2,889,551
Net realized loss on investments                                        (44,228)         (636,995)
Net unrealized depreciation of investments                           (1,686,325)         (382,313)
                                                                  -------------     -------------

Net increase (decrease) in net assets resulting from operations        (340,038)        1,870,243
                                                                  -------------     -------------
Dividends to Shareholders
Net investment income                                                (1,534,743)       (3,168,155)
                                                                  -------------     -------------

Capital Share Transactions *
Proceeds from shares sold                                                47,260           291,841
Reinvestment of dividends                                               779,730         3,168,155
Cost of shares redeemed                                              (2,589,187)       (4,227,420)
                                                                  -------------     -------------

Net decrease in net assets resulting from share transactions         (1,762,197)         (767,424)
                                                                  -------------     -------------

Net decrease in net assets                                           (3,636,978)       (2,065,336)

Net Assets
Beginning of period                                                  30,194,320        32,259,656
                                                                  -------------     -------------

End of period (including undistributed net investment income of
  $282,563 and $426,791, respectively)                              $26,557,342       $30,194,320
                                                                  =============     =============

*Capital Shares Issued and Redeemed
Sold                                                                      4,309            25,008
Issued for dividends reinvested                                          71,666           274,660
Redeemed                                                               (237,414)         (363,899)
                                                                  -------------     -------------
Net decrease in capital shares                                         (161,439)          (64,231)
                                                                  =============     =============

See notes to financial statements




Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.

1. Significant Accounting Policies -- The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income without undue risk to principal and secondarily to seek growth of capital.

A. Security Valuation -- Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued on the amortized cost method which approximates market value. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At December 31, 1999, the Fund had capital loss carryovers of $1,178,399, of which $287,903 expires in 2003, $253,501 in 2004 and $636,995 in 2007.

C. Distributions to Shareholders -- Dividends to shareholders from net investment income are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. For the six months ended June 30, 2000, the Fund's custodian has provided credits in the amount of $2,659 against custodian charges based on the uninvested cash balances of the Fund.

2. Capital Stock -- Shares of the Fund are sold only through the purchase of First Investors Life Variable Annuity Fund A contracts issued by
First Investors Life Insurance Company.

3. Security Transactions -- For the six months ended June 30, 2000, purchases and sales of investment securities, other than United States Government obligations and short-term corporate notes, aggregated
$6,865,698 and $7,120,656, respectively.

At June 30, 2000, the cost of investments for Federal income tax purposes was $30,159,332. Accumulated net unrealized depreciation on investments was $3,545,947, consisting of $409,261 gross unrealized appreciation and $3,955,208 gross unrealized depreciation.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and its transfer agent, Administrative Data Management Corp. Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act are remunerated by the Fund. For the six months ended June 30, 2000, total directors fees accrued by the Fund amounted to $1,500.



Notes to Financial Statements (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

5. Rule 144A Securities -- Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At
June 30, 2000, the Fund held seven 144A securities with an aggregate value of $1,415,998 representing 5.3% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Concentration of Credit Risk -- The Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher- rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.



Independent Auditors' Report

To the Shareholders and Board of Directors of First Investors Special Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Special Bond Fund, Inc., including the portfolio of investments, as of June 30, 2000 and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 2000 and the year ended December 31, 1999 and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Special Bond Fund, Inc. as of June 30, 2000 and the results of its operations for the six months then ended, changes in its net assets and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
July 31, 2000



Financial Highlights
FIRST INVESTORS SPECIAL BOND FUND, INC.

The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                            1/1/00                    Year Ended December 31
                                                to   -------------------------------------------------------
                                           6/30/00      1999      1998        1997        1996        1995
                                          --------   --------  ---------    --------    --------    --------
Per Share Data
--------------
Net Asset Value, Beginning of Period        $11.37     $11.86     $12.89      $12.75      $12.23      $11.03
                                          --------   --------  ---------    --------    --------    --------

Income from Investment Operations
 Net investment income                         .55       1.10       1.12        1.11        1.17        1.20
 Net realized and unrealized
  gain (loss) on investments                  (.67)      (.39)      (.95)        .23         .37        1.02
                                          --------   --------  ---------    --------    --------    --------

   Total from Investment Operations           (.12)       .71        .17        1.34        1.54        2.22
                                          --------   --------  ---------    --------    --------    --------

Less Dividends from
 Net Investment Income                         .60       1.20       1.20        1.20        1.02        1.02
                                          --------   --------  ---------    --------    --------    --------

Net Asset Value, End of Period              $10.65     $11.37     $11.86      $12.89      $12.75      $12.23
                                          ========   ========  =========    ========    ========    ========

Total Return(%)+                             (1.04)      6.24       1.29       10.94       13.10       20.76
----------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (in thousands)    $26,557   $30,194    $32,260     $36,082     $36,948     $38,037

Ratio to Average Net Assets:(%)
 Expenses                                      .90(a)     .87        .89         .86         .86         .88
 Net investment income                        9.88(a)    9.38       8.93        8.60        9.31       10.17


Portfolio Turnover Rate(%)                      25         32         65          53          29          45

 +  The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(a) Annualized

See notes to financial statements



FIRST INVESTORS SPECIAL BOND FUND, INC.

Directors
---------
James J. Coy (Emeritus)

Robert M. Grohol

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
--------
Glenn O. Head
President

Nancy W. Jones
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant  Treasurer

Carol Lerner Brown
Assistant Secretary

Shareholder Information
-----------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.